Exhibit 10.2

June 5, 2019

GigCapital2, Inc.

2479 E. Bayshore Rd., Suite 200

Palo Alto, CA 94303

EarlyBirdCapital, Inc.

366 Madison Avenue, 8th Floor

New York, New York 10017

        Re: Initial Public Offering

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between GigCapital2, Inc., a Delaware corporation (the “Company”), and EarlyBirdCapital, Inc. (“EarlyBird”), as representative (the “Representative”) of the several Underwriters named therein (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock” and such shares included in the Units, “Offering Shares”), one right to receive one twentieth (1/20) of one share of Common Stock (the “Right”) and one warrant to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment (the warrants included in the Units sold, the “Offering Warrants”). Capitalized terms used herein but not defined in context are defined in paragraph 12 hereof.

In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned individuals, being an executive officer or director of the Company and signing this Letter Agreement in his or her personal capacity and not on behalf of the Company, hereby agrees with the Company as follows:

1. With respect to stockholder votes and associated conversion rights,

(a) if the Company solicits stockholder approval of a Business Combination via a proxy solicitation, then the undersigned will vote all shares of then outstanding Common Stock beneficially owned by him in favor of such Business Combination; provided, that (i) the undersigned acknowledges and agrees that prior to entering into a Business Combination with a target business that is affiliated with any Insiders, such transaction must be approved by a majority of the Company’s disinterested independent directors and the Company must obtain an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions on the type of target business the Company is seeking to acquire, that such Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view, and (ii) no Insider will be entitled to receive or accept a finder’s fee or any other compensation in the event such Insider originates a Business Combination;

(b) the undersigned hereby agrees not to propose for a stockholder approval any amendment to the Amended and Restated Certificate of Incorporation that would (i) affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company does not complete a Business Combination within 18 months of the closing of the IPO , or (ii) alter its provisions relating to the Company’s pre-Business Combination activity or the related stockholders’ rights, unless the Company provides the holders of any Offering Shares with the opportunity to redeem their Offering Shares upon the approval of any such amendment. Such redemption must be at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of taxes payable), divided by the number of then outstanding Offering Shares; and

(c) the undersigned will not redeem any shares of Common Stock beneficially owned by him in connection with a solicitation for stockholder approval described in either of clauses (a) or (b) above, or sell any such shares of Common Stock in a tender offer undertaken by the Company in connection with a Business Combination.

2. If the Company fails to consummate a Business Combination within 18 months of the completion of the IPO, or such other time period as may be set forth in the Amended and Restated Certificate of Incorporation, the undersigned will cause the Company to (i) as promptly as possible, cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem the Offering Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable and up to $100,000 for dissolution expenses), divided by the number of then outstanding Offering Shares, which redemption will completely extinguish the holders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in the cases of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

3. The undersigned hereby waives any and all right, title, interest or claim of any kind the undersigned may have in the future in or to any distribution of the Trust Account and any remaining assets of the Company as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever; provided, that the foregoing waiver shall not apply with respect to liquidating distributions from the Trust Account made in connection with any Offering Shares purchased by the undersigned or its Affiliates during the IPO or on the open market after the completion of the IPO if the Company fails to complete a Business Combination within 18 months of the completion of the IPO. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any of the Rights or Offering Warrants, all rights of which will terminate upon the Company’s liquidation.

4. In order to minimize potential conflicts of interest that may arise from multiple corporate affiliations,

(a) the undersigned shall present to the Company for its consideration, prior to presentation to any other entity, any target business that has a fair market value of at least 80% of the assets held in the Trust Account (excluding taxes payable on interest earned), subject to any pre-existing fiduciary or contractual obligations the undersigned might have; and

(b) the undersigned hereby acknowledges and agrees that (i) each of the Underwriters and the Company may be irreparably injured in the event of a breach of any of the obligations contained in this Letter Agreement, (ii) monetary damages may not be an adequate remedy for such breach, and (iii) the non-breaching party shall be entitled to injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

5. Neither the undersigned nor any of their Affiliates will be entitled to receive, and none of them may accept, any compensation or other cash payment prior to, or for services rendered in order to effectuate, the consummation of the Business Combination, except for the following:

(a) GigAcquisitions2, LLC, a Delaware limited liability company (“Sponsor”), an Affiliate of Dr. Katz, and its Affiliates may receive compensation for administrative services and office space, as provided for under that certain Administrative Services Agreement between the Company and GigFounders, LLC dated as of March 20, 2019;

(b) Sponsor may receive amounts due, if any, under that certain promissory note in the aggregate principal amount of $99,937, dated March 12, 2019, issued by the Company in favor of Sponsor;

(c) Ms. McDonough may receive compensation for her services as Vice President and Chief Financial Officer of the Company, as provided for under that certain Strategic Services Agreement with the Company dated as of March 20, 2019;

(d) Ms. McDonough may receive an aggregate of 5,000 shares of Common Stock in connection with her services as Vice President and Chief Financial Officer; and

(e) any of the undersigned may receive reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on behalf of the Company, such as identifying and investigating possible business targets and business combinations, as well as advisory fees to directors pertaining to board committee service and extraordinary administrative and analytical services, and repayment upon consummation of a Business Combination of any loans which may be made by them or by their Affiliates to finance transaction costs in connection with an intended Business Combination. While the terms of any such loans have not been determined nor have any written agreements been executed with respect thereto, it is acknowledged and agreed that up to $1,500,000 of any such loans may be convertible into units of the post-business combination entity at a price of $10.00 per unit at the option of the lender.

6. The undersigned agrees to continue to serve in his or her current capacity as an executive officer and/or director of the Company until the earlier of the consummation by the Company of a Business Combination or its liquidation. The biographical information of the undersigned previously furnished to the Company and the Representative is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act. The undersigned’s FINRA Questionnaire previously furnished to the Company and the Representative is also true and accurate in all respects.

7. The undersigned represents and warrants that (i) he or she is not subject to, or a respondent in, any legal action for any injunction, cease-and-desist order, or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; (ii) he or she has never been convicted of or pleaded guilty to any crime involving any fraud, relating to any financial transaction or handling of funds of another person, or pertaining to any dealings in any securities and he or she is not currently a defendant in any such criminal proceeding; and (iii) he or she has never been suspended or expelled from membership in any securities or commodities exchange or association, or had a securities or commodities license or registration denied, suspended or revoked.

8. The undersigned agrees that he or she shall not Transfer (as defined below) any securities (“Securities”) of the Company held by him or by his or her Affiliates, other than any Units, or the Offering Shares, Rights or Offering Warrants underlying such Units, purchased in the IPO or in the open market after the IPO, until the earlier of (i) twelve months after the completion of a Business Combination or (ii) the date on which, subsequent to a Business Combination, (x) the last sale price of the Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 days after a Business Combination, or (y) the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock-up Period”). Notwithstanding the foregoing, during the Lock-up Period, Transfers of Securities are permitted to be made (a) to any persons (including their Affiliates and members) participating in the private placement of the private units (as described in the Registration Statement); (b) among the Insiders or to the Company’s executive officers, directors or employees; (c) in the case of an entity, as a distribution to its partners, stockholders or members upon its liquidation; (d) in the case of an individual, by a bona fide gift to a member of one of the members of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family; (e) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (f) in the case of an individual, pursuant to a qualified domestic relations order; (g) by pledges to secure obligations incurred in connection with purchases of the Company’s securities; (h) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the securities were originally purchased; or (i) to the Company for no value for cancellation in connection with the consummation of a Business Combination; provided, however, that in any case (other than clause (i)), these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

9. Notwithstanding the foregoing paragraph 8, each of the undersigned agrees that during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, none of them nor any of their Affiliates, may Transfer any Securities beneficially owned by them, other than any Units, or the Offering Shares, Rights or Offering Warrants underlying such Units, purchased in the IPO or in the open market after the IPO. The foregoing sentence shall not apply to the registration of the offer and sale of Units contemplated by the Underwriting Agreement and the sale of the Units to the Underwriters.

10. The undersigned has full right and power, without violating any agreement by which he or she is bound, to enter into this Letter Agreement and to serve as an executive officer and/or director of the Company.

11. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this Letter Agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum, and (iii) irrevocably agrees to appoint Crowell & Moring LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his or her behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and the Representative and appoint a substitute agent acceptable to each of the Company and the Representative within 30 days and nothing in this Letter Agreement will affect the right of either party to serve process in any other manner permitted by law.

12. As used herein, (i) “Affiliate” has the meaning set forth in Rule 144(a)(1) under the Securities Act; (ii) “Amended and Restated Certificate of Incorporation” refers to the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware, as the same may be amended from time to time; (iii) a “Business Combination” shall mean a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities; (iv) “Exchange Act” means the Securities Exchange Act of 1934, as amended; (v) “Insiders” means all executive officers and directors of the Company immediately prior to the IPO, as well as GigAcquisitions2, LLC, a Delaware limited liability company, EarlyBird, certain affiliates and employees of EarlyBird (together with EarlyBird, the “EarlyBird Group”), and Northland Gig2 Investment LLC (“Northland Investment”) and any of their Affiliates; (vi) the “Registration Statement” shall mean the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission in connection with the IPO, as the same may be amended or supplemented; (vii) “Securities Act” means the Securities Act of 1933, as amended; (viii) the “SEC” means the United States Securities and Exchange Commission; (ix) “Transfer” means (a) the sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder with respect to any security, (b) the entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) the public announcement of any intention to effect any transaction specified in clause (a) or (b); and (x) “Trust Account” means the trust account into which a portion of the net proceeds of the Company’s IPO will be deposited.

13. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

14. The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders or any creditor or vendor of the Company with respect to the subject matter hereof.

15. This Letter Agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This Letter Agreement shall terminate on the earlier of (i) the Company’s consummation of a Business Combination, or (ii) the liquidation of the Company; provided, that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

16. This Letter Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

Very truly yours,

/s/ Dr. Avi S. Katz Dr. Avi S. Katz, Chairman of the Board, President, Chief Executive Officer, and Secretary of GigCapital2, Inc.

/s/ Tara McDonough Tara McDonough, Vice President and
Chief Financial Officer of GigCapital2, Inc.

/s/ John Mikulsky John Mikulsky, Director of GigCapital2, Inc.

/s/ Neil Miotto Neil Miotto, Director of GigCapital2, Inc.

/s/ Gil Frostig Gil Frostig, Director of GigCapital2, Inc.

/s/ Raluca Dinu Raluca Dinu, Director of GigCapital2, Inc.

Accepted and agreed this 5th day of June, 2019.

GIGCAPITAL2, INC.

/s/ Dr. Avi S. Katz Dr. Avi S. Katz, Chairman of the Board and Chief Executive Officer

EARLYBIRDCAPITAL, INC.

/s/ Steven Levine Steven Levine Chief Executive Officer

Signature page to Insider Letter (Executive Officers and Directors)